UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2010

LUFKIN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 7, 2010, Lufkin Industries, Inc. issued a press release announcing its Company & Investment Profile dated March 2010. A copy of the press release and Company & Investment Profile are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information furnished in this Company & Investment Profile and Exhibit 99.1 and 99.2 attached hereto are being furnished, not filed, pursuant to General Instruction B.2 of Form 8-K. Accordingly, the information in this report and Exhibit 99.1 and 99.2 attached hereto will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press Release, dated April 7, 2010, issued by Lufkin Industries, Inc.

Exhibit 99.2	Company & Investment Profile of Lufkin Industries, Inc. dated March 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC

By	/s/ Christopher L. Boone
Christopher L. Boone
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:   April 7, 2010

EXHIBIT INDEX

ExhibitNo	Description

99.1	Press Release, dated April 7, 2010, issued by Lufkin Industries, Inc.

99.2	Company & Investment Profile of Lufkin Industries, Inc. dated March 2010